UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 25, 2003

UNITED DOMINION REALTY TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-10524	54-0857512

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of Principal Executive Offices)        (Zip Code)

Registrant’s telephone number, including area code    (720) 283-6120

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
Report of Independent Auditors
Combined Statements of Revenue and Certain Expenses
Notes to Combined Statements of Revenue and Certain Expenses
Report of Independent Auditors
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses
Report of Independent Auditors
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses
Report of Independent Auditors
Combined Statements of Revenue and Certain Expenses
Notes to Combined Statements of Revenue and Certain Expenses
Pro Forma Financial Information
Consent of Ernst & Young LLP

Item 5. Other Events.

     On November 25, 2003, United Dominion Realty Trust, Inc. (the “Company”), through its subsidiary, United Dominion Realty, L.P., a Virginia limited partnership, completed a transaction to acquire Carriage Homes at Wyndam, an apartment community in Glen Allen, Virginia, for a total purchase price of $31.6 million. Individually, this transaction was not a significant acquisition at the time of the transaction or at the date of this filing under the rules governing the reporting of transactions on Form 8-K. However, during the 2003 fiscal year, the Company acquired properties in a series of separate, unrelated transactions, including the transaction described above, which transactions in the aggregate were significant pursuant to Rule 3-14 of Regulation S-X. The Company has previously filed certain financial information indicated under Rule 3-14 and Article 11 of Regulation S-X relating to these transactions and certain individually insignificant properties acquired during 2003. The Company is filing this Current Report on Form 8-K/A to include certain financial information with respect to additional insignificant properties acquired during 2003 and to re-issue, in an updated format, its pro forma financial statements for the year ended December 31, 2002 and the nine months ended September 30, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Real Estate Operations Acquired.

Harbor Greens Apartments, Pinebrook Village Apartments, Huntington Vista Apartments, Windjammer Apartments:

Report of Independent Auditors

Combined Statements of Revenue and Certain Expenses for the year ended December 31, 2002 and for the three-month period ended March 31, 2003 (unaudited)

Inlet Bay at Gateway Apartments:

Report of Independent Auditors

Statements of Revenue and Certain Expenses for the year ended December 31, 2002 and for the six-month period ended June 30, 2003 (unaudited)

Carriage Homes at Wyndham:

Report of Independent Auditors

Statements of Revenue and Certain Expenses for the year ended December 31, 2002 and for the nine-month period ended September 30, 2003 (unaudited)

Waterside Towers, Waterside Towers Townhomes and The Commons at Town Square:

Report of Independent Auditors

Combined Statements of Revenue and Certain Expenses for the year ended December 31, 2002 and for the nine-month period ended September 30, 2003 (unaudited)

(b)	Pro Forma Financial Information.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2003 (unaudited)

Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2003 (unaudited) and for the year ended December 31, 2002 (unaudited)

(c)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC

By:	/s/ Christopher D. Genry

Christopher D. Genry Executive Vice President and Chief Financial Officer

Date: February 13, 2004

Report of Independent Auditors

The Board of Directors
United Dominion Realty Trust, Inc.

We have audited the accompanying combined statement of revenue and certain expenses of the Harbor Greens Apartments, Pinebrook Village Apartments, Huntington Vista Apartments, and Windjammer Apartments (the Communities) for the year ended December 31, 2002. This combined statement is the responsibility of the management of the Communities. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc., as described in Note 1, and is not intended to be a complete presentation of the Communities' revenue and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Harbor Greens Apartments, Pinebrook Village Apartments, Huntington Vista Apartments, and Windjammer Apartments for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Richmond, Virginia
May 21, 2003

Harbor Greens Apartments, Pinebrook Village Apartments, Huntington
Vista Apartments, and Windjammer Apartments

Combined Statements of Revenue and Certain Expenses

		Three-month
	Year ended	period ended
	December 31,	March 31,
	2002	2003

		(Unaudited)

Rental and other property income	$14,127,050	$3,544,433
Rental expenses:
Personnel	989,126	260,161
Utilities	724,283	209,803
Repairs and maintenance	924,873	245,352
Administrative and marketing	388,234	81,307
Property management (Note 3)	546,945	176,926
Real estate taxes and insurance	970,047	259,442
Other expenses (Note 3)	441,576	240,273

Total rental expenses	4,985,084	1,473,264

Revenue in excess of certain expenses	$9,141,966	$2,071,169

See accompanying notes.

Harbor Greens Apartments, Pinebrook Village Apartments, Huntington
Vista Apartments, and Windjammer Apartments

Notes to Combined Statements of Revenue and Certain Expenses

1. Basis of Presentation

On May 2, 2003, a wholly-owned subsidiary of United Dominion Realty Trust, Inc. entered into an agreement with Midlands Company to acquire all of the assets and assumed all of the liabilities of Midlands Company, including acquiring the Harbor Greens Apartments and the Huntington Vista Apartments. Also on May 2, 2003, United Dominion Realty Limited Partnership entered into a series of agreements with the owners of Pinebrook Village Apartments and Windjammer Apartments to issue preferred limited partnership units in exchange for the contribution of the Pinebrook Village Apartments and the Windjammer Apartments. The foregoing properties are referred to collectively as the “Communities.”

The combined statements of revenue and certain expenses relate to the operations of the Communities and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying combined statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the combined statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the combined statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of the Communities have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying interim unaudited combined statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the combined statement of revenue and certain expenses for the year ended December 31, 2002. In the opinion of management of the Communities, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

1. Basis of Presentation (continued)

The Communities consist of the following properties:

	Number of
Property Name	Units	Location

Harbor Greens	384	Costa Mesa, CA
Pinebrook Village	200	Costa Mesa, CA
Huntington Vista	220	Huntington Beach, CA
Windjammer	264	Huntington Beach, CA

2. Summary of Significant Accounting Policies

Revenue Recognition

The apartment homes are leased under operating leases with terms of generally one year or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of combined statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Related Party Transactions

An affiliate of Beauchamp Realty performed the property management function for the Communities and charged a management fee of 3% and 5% of rental income for this service for 2002 and the three-month period ended March 31, 2003, respectively. Management fees in the amount of $546,945 and $176,926 were charged to the Communities during 2002 and the three-month period ended March 31, 2003, respectively. The beneficial owners of Beauchamp Realty, Inc. are also the beneficial owners of the Communities.

Effective January 8, 2003, the real property underlying the Pinebrook Village Apartments and the related ground lease were purchased from a third party by an entity owned by parties affiliated with the Communities. Following the acquisition of the real property, the annual ground lease expense increased by approximately $400,000.

Report of Independent Auditors

The Board of Directors
United Dominion Realty Trust, Inc.

We have audited the accompanying statement of revenue and certain expenses of the Inlet Bay at Gateway Apartments (the Community) for the year ended December 31, 2002. This statement is the responsibility of the management of the Community. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc., as described in Note 1, and is not intended to be a complete presentation of the Community’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Inlet Bay at Gateway Apartments for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Richmond, Virginia
November 14, 2003

Inlet Bay at Gateway Apartments

Statements of Revenue and Certain Expenses

	Year ended	Six-month
	December 31,	period ended
	2002	June 30, 2003

		(Unaudited)

Rental and other property income	$3,770,781	$1,947,970
Rental expenses:
Personnel	470,532	246,412
Utilities	134,660	76,038
Repairs and maintenance	387,601	227,282
Administrative and marketing	156,068	83,608
Property management	113,220	58,439
Real estate taxes and insurance	605,286	349,785

Total rental expenses	1,867,367	1,041.564

Revenue in excess of certain expenses	$1,903,414	$906,406

See accompanying notes.

Inlet Bay at Gateway Apartments

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On June 30, 2003, United Dominion Realty Trust, Inc. entered into an agreement to purchase the Inlet Bay at Gateway Apartments (the Community) from Lend Lease Real Estate Investment, Inc.

The statements of revenue and certain expenses relate to the operations of the Community and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of the Community have been excluded in accordance with Rule
3-14 of Regulation S-X.

The accompanying interim unaudited statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2002. In the opinion of management of the Community, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

The Community consists of the following:

	Number of
Property Name	Units	Location

Inlet Bay at Gateway	464	Saint Petersburg, FL

2. Summary of Significant Accounting Policies

Revenue Recognition

The apartment homes are leased under operating leases with terms of generally one year or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Inlet Bay at Gateway Apartments

Notes to Statements of Revenue and Certain Expenses
(continued)

2. Summary of Significant Accounting Policies (continued)

Estimates

The preparation of the statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Report of Independent Auditors

The Board of Directors
United Dominion Realty Trust, Inc.

We have audited the accompanying statement of revenue and certain expenses of Carriage Homes at Wyndham (the Community) for the year ended December 31, 2002. This statement is the responsibility of the management of the Community. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc., as described in Note 1, and is not intended to be a complete presentation of the Community’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Carriage Homes at Wyndham for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Richmond, Virginia December 20, 2003

Carriage Homes at Wyndham

Statements of Revenue and Certain Expenses

		Nine-month
	Year ended	period ended
	December 31,	September 30,
	2002	2003

		(Unaudited)
Rental and other property income	$3,066,079	$2,301,508
Rental expenses:
Personnel	213,812	164,884
Utilities	144,023	90,954
Repairs and maintenance	105,338	117,947
Administrative and marketing	55,561	43,848
Property management (Note 3)	126,867	92,376
Real estate taxes and insurance	247,411	187,126

Total rental expenses	893,012	697,135

Revenue in excess of certain expenses	$2,173,067	$1,604,373

See accompanying notes.

Carriage Homes at Wyndham

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On November 21, 2003, United Dominion Realty Trust, Inc. entered into an agreement to purchase Carriage Homes at Wyndham (the Community) from Equity Residential.

The statements of revenue and certain expenses relate to the operations of the Community and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of the Community have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying interim unaudited statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2002. In the opinion of management of the Community, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

The Community consists of the following:

	Number of
Property Name	Units	Location

Carriage Homes at Wyndham	264	Richmond, VA

Carriage Homes at Wyndham

Notes to Statements of Revenue and Certain Expenses (continued)

2. Summary of Significant Accounting Policies

Revenue Recognition

The apartment homes are leased under operating leases with terms of generally one year or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Related Party Transactions

An affiliate of the Community performed the property management function for the Community and charged a management fee of 4% of gross revenues for this service for 2002 and for the nine-month period ended September 30, 2003. Management fees in the amount of $126,867 and $92,376 were charged to the community during 2002 and the nine-month period ended September 30, 2003, respectively.

Report of Independent Auditors

The Board of Directors
United Dominion Realty Trust, Inc.

We have audited the accompanying combined statement of revenue and certain expenses of Waterside Towers, Waterside Towers Townhomes and The Commons at Town Square (the Communities) for the year ended December 31, 2002. This combined statement is the responsibility of the management of the Communities. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc., as described in Note 1, and is not intended to be a complete presentation of the Communities’ revenue and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Waterside Towers, Waterside Towers Townhomes and The Commons at Town Square for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young, LLP

Richmond, Virginia December 22, 2003

Waterside Towers, Waterside Towers Townhomes and
The Commons at Town Square

Combined Statements of Revenue and Certain Expenses

		Nine-month
	Year ended	period ended
	December 31,	September 30,
	2002	2003

		(Unaudited)
Rental and other property income	$7,045,051	$5,338,274
Rental expenses:
Personnel	818,463	570,673
Utilities	1,056,681	859,574
Repairs and maintenance	474,170	479,433
Administrative and marketing	335,911	351,734
Property management (Note 3)	362,978	274,707
Real estate taxes and insurance	378,541	386,131

Total rental expenses	3,426,744	2,922,252

Revenue in excess of certain expenses	$3,618,307	$2,416,022

See accompanying notes.

Waterside Towers, Waterside Towers Townhomes and
The Commons at Town Square

Notes to Combined Statements of Revenue and Certain Expenses

1. Basis of Presentation

On December 3, 2003, a wholly-owned subsidiary of United Dominion Realty Trust, Inc. entered into an agreement to purchase Waterside Towers, Waterside Towers Townhomes, and The Commons at Town Square (the Communities) from Bresler & Reiner, Inc.

The combined statements of revenue and certain expenses relate to the operations of the Communities and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying combined statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the combined statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the combined statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of the Communities have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying interim unaudited combined statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the combined statement of revenue and certain expenses for the year ended December 31, 2002. In the opinion of management of the Communities, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

Waterside Towers, Waterside Towers Townhomes and
The Commons at Town Square

Notes to Combined Statements of Revenue and Certain Expenses
(continued)

1. Basis of Presentation (continued)

The Communities consist of the following properties:

Number of
Property Name	Units	Location

Waterside Towers Waterside Towers Townhomes The Commons at Town Square	414 20 116	Washington, DC Washington, DC Washington, DC

2. Summary of Significant Accounting Policies

Revenue Recognition

The apartment homes are leased under operating leases with terms of generally one year or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the combined statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Related Party Transactions

An affiliate of the Communities performed the property management function and charged a management fee of 5% for Waterside Towers and Waterside Towers Townhomes and 6% for The Commons at Town Square based on rental income for this service for 2002 and the nine-month period ended September 30, 2003. Management fees in the amount of $362,978 and $274,707 were charged to the Communities during 2002 and the nine-month period ended September 30, 2003, respectively.

Pro Forma Condensed Consolidated Balance Sheet

     The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet of United Dominion Realty Trust, Inc. (the “Company”) is presented as if Harbor Greens Apartments, Pinebrook Village Apartments, Huntington Vista Apartments, Windjammer Apartments, Inlet Bay at Gateway Apartments, Carriage Homes at Wyndham, Waterside Towers, Waterside Towers Townhomes and The Commons at Town Square had been acquired on September 30, 2003. This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Pro Forma Condensed Consolidated Statement of Operations for the nine month period ended September 30, 2003 and for the year ended December 31, 2002 and the historical consolidated financial statements and notes thereto of the Company reported on Form 10-Q for the nine months ended September 30, 2003 and on Form 10-K for the year ended December 31, 2002, as updated on Form 8-K dated May 14, 2003. In management’s opinion, all adjustments necessary to reflect the acquisition of Harbor Greens Apartments, Pinebrook Village Apartments, Huntington Vista Apartments, Windjammer Apartments, Inlet Bay at Gateway Apartments, Carriage Homes at Wyndham, Waterside Towers, Waterside Towers Townhomes and The Commons at Town Square have been made. The following Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming the above transaction had been consummated at September 30, 2003, nor does it purport to represent the future financial position of the Company.

UNITED DOMINION REALTY TRUST, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2003

(UNAUDITED AND IN THOUSANDS)

	HISTORICAL	PROFORMA	PROFORMA
	AMOUNTS (A)	ADJUSTMENTS (B)	AMOUNTS

Assets
Real estate investments, net	$3,317,641	$95,347	$3,412,988
Cash and cash equivalents	19,946	—	19,946
Deferred financing costs, net	21,370	—	21,370
Other assets	54,739	—	54,739

Total assets	$3,413,696	$95,347	$3,509,043

Liabilities and Shareholders’ Equity
Secured debt	$1,041,476	$—	$1,041,476
Unsecured debt	967,251	91,764	1,059,015
Accrued expenses and other liabilities	108,320	457	108,777
Distributions payable	39,950	—	39,950

Total liabilities	2,156,997	92,221	2,249,218

Minority interests	88,215	3,126	91,341

Preferred stock — Series B Cumulative Redeemable	135,400	—	135,400
Preferred stock — Series D Cumulative Convertible Redeemable	143,350	—	143,350
Preferred stock — Series E Cumulative Convertible Redeemable	56,893	—	56,893
Common Stock	120,163	—	120,163
Other equity	712,678	—	712,678

Total shareholders’ equity	1,168,484	—	1,168,484

Total liabilities and shareholders’ equity	$3,413,696	$95,347	$3,509,043

See accompanying notes.

Notes to Pro Forma Condensed Consolidated Balance Sheet

(A)	Represents the condensed consolidated balance sheet of the Company as of September 30, 2003, as contained in the historical consolidated financial statements and notes thereto filed on Form 10-Q.
(B)	Represents the completed acquisition of Carriage Homes at Wyndham, Waterside Towers, Waterside Towers Townhomes and The Commons at Town Square. These properties were purchased during the quarter ending December 31, 2003 for a total purchase price of $91.0 million. The acquisition of these properties was funded through draws under the Company's line of credit facility.

Pro Forma Condensed Consolidated Statement of Operations

The accompanying unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine month period ended September 30, 2003 and for the year ended December 31, 2002 of the Company is presented as if Harbor Greens Apartments, Pinebrook Village Apartments, Huntington Vista Apartments, Windjammer Apartments, Inlet Bay at Gateway Apartments, Carriage Homes at Wyndham, Waterside Towers, Waterside Towers Townhomes and The Commons at Town Square (the Properties) had been acquired on January 1, 2002.

These Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the historical consolidated financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

The unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine-month period ended September 30, 2003 or for the year ended December 31, 2002 assuming the above transactions had been consummated on January 1, 2002, nor do they purport to represent the future results of operations of the Company.

UNITED DOMINION REALTY TRUST, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2003

(UNAUDITED AND IN THOUSANDS, EXCEPT PER-SHARE DATA)

	HISTORICAL	PRO FORMA	PRO FORMA
	AMOUNTS (A)	ADJUSTMENTS (B)	AMOUNTS

Revenues
Rental income	$450,395	$16,063	$466,458
Non-property income	703	—	703

Total revenues	451,098	16,063	467,161
Expenses
Real estate taxes and insurance	51,388	1,368	52,756
Personnel	46,155	1,435	47,590
Utilities	27,567	1,359	28,926
Repairs and maintenance	28,556	1,249	29,805
Administrative and marketing	16,772	657	17,429
Property management	12,631	676	13,307
Other operating expenses	912	202	1,114
Depreciation	118,900	4,444	123,344
Interest	88,923	2,267	91,190
General and administrative	16,133	—	16,133
Other expenses	3,548	—	3,548

Total expenses	411,485	13,657	425,142

Income before allocation to minority interests and discontinued operations	39,613	2,406	42,019
Minority interests of outside partnerships	(614)	(36)	(650)
Minority interests of unitholders in operating partnerships	(724)	(39)	(763)

Income from continuing operations, net of minority interests	38,275	2,331	40,606
Distributions to preferred shareholders	(20,580)	(2,049)	(22,629)
Premium on preferred share repurchase	(18,350)	—	(18,350)

(Loss)/income from continuing operations available to common shareholders	$(655)	$282	$(373)

Loss per common shares - basic and diluted:
Loss from continuing operations available to common shareholders	$(0.01)	$(0.00)	$(0.01)

Weighted average number of common shares outstanding-basic and diluted	112,252	112,252	112,252

See accompanying notes.

UNITED DOMINION REALTY TRUST

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2002

(UNAUDITED AND IN THOUSANDS, EXCEPT PER-SHARE DATA)

	HISTORICAL	PRO FORMA	PRO FORMA
	AMOUNTS (A)	ADJUSTMENTS (C)	AMOUNTS

Revenues
Rental income	$594,314	$28,009	$622,323
Non-property income	1,806	—	1,806

Total revenues	596,120	28,009	624,129
Expenses
Real estate taxes and insurance	64,495	2,201	66,696
Personnel	60,580	2,492	63,072
Utilities	34,529	2,060	36,589
Repairs and maintenance	37,909	1,892	39,801
Administrative and marketing	21,876	936	22,812
Property management	17,240	1,150	18,390
Other operating expenses	1,203	442	1,645
Depreciation	152,169	9,649	161,818
Interest	166,946	3,822	170,768
General and administrative	19,343	—	19,343
Other expenses	4,096	—	4,096

Total expenses	580,386	24,644	605,030

Income before allocation to minority interests, discontinued operations and gains on sales of land and depreciable property	15,734	3,365	19,099
Gains on sales of land and depreciable property	1,248	—	1,248

Income before minority interests and discontinued operations	16,982	3,365	20,347
Minority interests of outside partnerships	(1,414)	(67)	(1,481)
Minority interests of unitholders in operating partnerships	724	94	818

Income from continuing operations, net of minority interests	16,292	3,392	19,684
Distributions to preferred shareholders	(27,424)	(4,551)	(31,975)

Loss from continuing operations available to common shareholders	$(11,132)	$(1,159)	$(12,291)

Loss per common shares - basic and diluted:
Loss from continuing operations available to common shareholders	$(0.10)	$(0.02)	$(0.12)

Weighted average number of common shares outstanding-basic and diluted	106,078	106,078	106,078

See accompanying notes.

Notes to Pro Forma Condensed Consolidated Statement of Operations

(A)	Represents the historical consolidated statement of operations of the Company as contained in the historical consolidated financial statements included in previous filings with the Securities and Exchange Commission.

(B)	Represents the pro forma revenue and expenses for the nine months ended September 30, 2003 attributable to the Properties as if the acquisitions had occurred on January 1, 2002. Interest expense of $2.3 million includes pro forma interest of $0.3 million attributable to new mortgage loans payable and $2.0 million attributable to draws under the line of credit to fund these acquisitions.

(C)	Represents the pro forma revenue and expenses for the year ended December 31, 2002 attributable to the Properties as if the acquisitions had occurred on January 1, 2002. Interest expense of $3.8 million includes pro forma interest of $0.7 million attributable to new mortgage loans payable and $3.1 million attributable to draws under the line of credit to fund these acquisitions.

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP